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                                  EXHIBIT 10.23

                               OVERLAND DATA, INC.
                [INCENTIVE/NON-STATUTORY] STOCK OPTION AGREEMENT

                             1995 Stock Option Plan

NAME:

DATE OF GRANT:

         THIS INCENTIVE STOCK OPTION AGREEMENT (this "Agreement") is made and entered into effective as of the date set forth above (the "Commencement Date") by and between Overland Data, Inc., a California corporation (the "Company"), and the above-named Employee/Consultant of the Company ("Optionee").

                                    RECITALS

         The Company's Board of Directors has approved the grant to Optionee of an option to purchase shares of the Company's Common Stock, no par value per share ("Stock"), under the Company's 1995 Stock Option Plan, as amended, attached hereto as EXHIBIT A (the "Plan"), in the belief that the interests of the Company and Optionee will be advanced by encouraging and enabling Optionee to acquire an ownership interest in the Company. Terms not defined herein shall have the meanings ascribed to such terms in the Plan. This Option is intended by the Company and Optionee to be [an incentive stock option, qualifying for special tax benefits to Optionee/a nonstatutory stock option, and does not qualify for any special tax benefits to Optionee. This Option is not an incentive stock option].

         NOW THEREFORE, in consideration of the mutual premises herein set forth, it is agreed:

         1. GRANT OF OPTION; NUMBER OF OPTION SHARES; EXERCISE PRICE. The Company hereby grants to Optionee an option (the "Option") to purchase, on the terms and conditions herein set forth, all or any part of the number of shares of Stock ("Option Shares"), at the purchase price per share (the "Exercise Price") set forth below:

                    AGGREGATE                            EXERCISE
             NUMBER OF OPTION SHARES                 PRICE PER SHARE
             -----------------------                 ---------------



         2. TERM OF OPTION. The Option shall be extended for 120 months (in no event more than 120 months) from the Commencement Date of this Agreement, except as and to the extent that the term of the Option may be reduced as provided in Section 4 hereof. Notice of expiration shall not be the responsibility of the Company.


                                       1
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         3. EXERCISE OF OPTION. Optionee shall have the right to exercise the
Option in the amounts set forth in SCHEDULE 1 attached hereto. The rights to exercise the Option, as specified in SCHEDULE 1, shall be cumulative.
Optionee may buy all, or from time to time any part, of the maximum number of Option Shares which are subject to an exercisable option, but in no case may Optionee exercise the Option in regard to any fraction of an Option Share. In no event shall the Option or any portion thereof be exercisable beyond the 120 -month term stated in Section 2 hereof. The Option granted hereby shall be exercisable by delivery to the Company of a duly executed Notice of Exercise and Stock Purchase Agreement in the form attached to this Agreement as EXHIBIT B (the "Stock Purchase Agreement"), specifying the number of
Option Shares in regard to which the Option is being exercised and accompanying such notice with payment of the full purchase price therefor in the manner permitted under the Plan. The Stock Purchase Agreement and exercise price shall be delivered in person or by certified mail to the Secretary of the Company, and the Option shall be deemed to be exercised on receipt of the same.

                  In the event of a CHANGE IN CONTROL (as defined below), each Option which is at the time outstanding under this Agreement automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the Option Shares at the time represented by such Option. Effective upon the consummation of such Change in Control, all outstanding Options under this Agreement shall terminate. However, all such Options shall not terminate if the Options are, in connection with such Change in Control, assumed by the successor corporation or its parent corporation thereof.

                  As used in this subsection, "CHANGE IN CONTROL" means any of the following transactions to which the Company is a party:

                           (i) a merger or consolidation in which the Company
is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                           (ii) the sale, transfer or other disposition of
all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

                           (iii) approval by the Company's shareholders of
any plan or proposal for the complete liquidation or dissolution of the Company;

                           (iv) any reverse merger in which the Company is
the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                           (v) acquisition by any person or related group of
persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty


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percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Committee determines shall not be a Change in Control.

         4. RIGHTS, RESTRICTIONS AND LIMITATIONS. The Option may not be transferred or assigned in any manner other than by will or by the laws of descent or distribution. The Option may only be exercised (i) after the Plan has been approved by the shareholders of the Company and (ii) if the issuance of such Option Shares upon such exercise or the method of payment of consideration for such Option Shares would not constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Regulation G or any requirements of any stock exchange on which the Stock may then be listed. Furthermore, the exercise of the Option is subject to Section 6 of the Plan which contains certain provisions restricting exercisability upon the occurrence of certain events (including, without limitation, termination of Service with the Company, death, leave of absence and Permanent and Total Disability). Notwithstanding the provisions of Section 6(g)(2) of the Plan, should the termination of Optionee's Service occur during a "trading blackout period" as outlined in the Company's Insider Trading Policy, any vested and outstanding Option which Optionee may hold at that time will expire on the date which is thirty (30) days after the trading blackout then in effect has ended.

         5. RESTRICTIONS UNDER STATE LAW. All Option Shares covered by this Agreement are subject to any restrictions which may be imposed under applicable state securities laws and are subject to obtaining all necessary consents which may be required by, or any condition which may be imposed in accordance with, applicable state securities laws or regulations. As a condition to the exercise of the Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6. CAPITAL ADJUSTMENTS. The Exercise Price, number of Option Shares and the number of Option Shares subject to any applicable restrictions and rights of the Company imposed by the Committee, if any, shall be appropriately adjusted for any increase or decrease in the number of shares of Stock which the Company has issued and outstanding resulting from certain transactions as set forth in Section 8 of the Plan, including, without limitation, any subdivision of outstanding Stock, any declaration of a dividend (whether payable in Stock or a form other than Stock), any combination or consolidation of outstanding Stock or any reclassification, recapitalization, spin-off or similar occurrence.

         7. INCORPORATION OF STOCK OPTION PLAN. The Option granted hereby is granted pursuant to the Plan. In the event of any inconsistency between the terms and conditions contained herein and those set forth in the Plan, the terms and conditions of the Plan, all of which are hereby incorporated by reference, shall prevail.

         [8. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE STOCK OPTION. Because the Option is an ISO as specified in the Plan, the following terms and conditions shall also apply to the grant:

                  (a) DISQUALIFICATION. The Option shall cease to qualify for favorable tax treatment as an ISO under the federal tax laws if (and to the extent) the Option is exercised for


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one or more Option Shares: (i) more than three months after the date when
Optionee ceases to be an Employee for any reason other than death or Total and Permanent Disability or (ii) more than one year after the date when Optionee ceases to be an Employee, by reason of death or Total and Permanent Disability.

                  (b) LIMITS ON EXERCISABILITY. In the event the Option is immediately exercisable as specified in this Agreement, the Option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the date of the grant) of the Option Shares for which the Option would otherwise first become exercisable in such calendar year would, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the capital stock for which the Option or one or more other ISOs granted to Optionee prior to the date of the grant (whether under the Plan or any other option plan of the Company or a Subsidiary) first becomes exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of the Option is deferred by reason of the foregoing limitation, the deferred portion will first become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Section 8(b) would not be contravened. To the extent such dollar limitation is exceeded in any one calendar year, the Option shall nevertheless be exercisable for the excess number of Option Shares as a Nonstatutory Option.

                  (c) INSTALLMENTS. In the event that the Option is exercisable in installments as specified in this Agreement, no installment under the Option (whether annual or monthly) shall qualify for favorable tax treatment as an ISO under the federal tax laws if (and to the extent) the aggregate Fair Market Value (determined at the date of the grant of the Option Shares for which such installment first becomes exercisable under this Agreement) will, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the capital stock for which one or more other ISOs granted to Optionee prior to the date of the grant (whether under the Plan or any other option plan of the Company or any Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate.

                  (d) FAILURE TO QUALIFY. To the extent the Option should fail to qualify as an ISO under the federal tax laws, Optionee will recognize compensation income in connection with the acquisition of one or more Option Shares upon exercise of the Option, and Optionee must make appropriate arrangements for the satisfaction of all federal, state or local income tax withholding requirements and federal social security employee tax requirements applicable to such compensation income.

         8. ADDITIONAL TERMS APPLICABLE TO A NON-STATUTORY STOCK OPTION. Optionee will be required to make appropriate arrangements with the Company (or a Subsidiary, if applicable) for the satisfaction of all federal, state or local income tax withholding requirements and federal social security employee tax requirements applicable to the exercise of this Option.]

         9. MISCELLANEOUS. This Agreement (together with the Plan) contains the entire agreement between the parties with respect to its subject matter. Optionee is an Employee or


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Consultant and this Agreement in no way implies a guaranty of Optionee's continued association with the Company. This Agreement shall be binding upon and shall inure to the benefit of the respective parties, the successors and assigns of the Company, and the heirs, legatees and personal representatives of Optionee. This Agreement may not be modified, amended or waived except by a written instrument signed by the party against whom enforcement of any such modification, amendment or waiver is sought.

         10. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California without reference to such state's principles of conflict of laws.

         IN WITNESS WHEREOF, this Agreement is entered into and effective as of the date first set forth above.

                               COMPANY:

                               Overland Data, Inc.,
                               a California corporation


                               By:
                                  ----------------------------------------
                               Name:
                                    --------------------------------------
                               Title:
                                     -------------------------------------

         VESTING OF OPTION SHARES PURSUANT TO SECTION 3 OF THIS AGREEMENT IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE OR AS A CONSULTANT OF THE COMPANY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING ENGAGED, BEING GRANTED THE OPTION OR ACQUIRING OPTION SHARES HEREUNDER).

         THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED UNDER IT AND THE VESTING SCHEDULE SET FORTH IN THIS AGREEMENT DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL.

         Optionee acknowledges receipt of a copy of the Plan, which is attached to this Agreement, and represents that Optionee is familiar with the terms and provisions of this Agreement, and hereby accepts the Option subject to all of the terms and provisions of this Agreement. Optionee has reviewed the Plan, this Agreement and the Stock Purchase Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, fully understands all provisions of the Option and the Stock Purchase Agreement, and specifically acknowledges that the vesting of Option Shares under this Agreement is earned only by continuing as an Employee or as a Consultant at the will of the Company (and not through the act of being hired, being granted the Option or acquiring Option Shares pursuant to the Option). Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Committee, if one has been appointed by the Board, upon any questions arising under the Plan.


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                                    OPTIONEE:


                                    By:
                                       -------------------------------------

                                    Name:
                                         -----------------------------------

                                    Date of Grant:
                                                  --------------------------




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                                    EXHIBIT A

                                SECOND AMENDMENT
                                       TO
                           THE 1995 STOCK OPTION PLAN
                                       OF
                               OVERLAND DATA, INC.


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                                   SCHEDULE 1

                                Vesting Schedule


Except as otherwise provided in the Plan, the Option may be exercised with respect to the following vesting schedule:





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                                    EXHIBIT B

                 NOTICE OF EXERCISE AND STOCK PURCHASE AGREEMENT